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                                                                   EXHIBIT 10.35


                              AMENDMENT ONE TO THE
                               WORLD ACCESS, INC.
                        OUTSIDE DIRECTORS' WARRANT PLAN



Pursuant to Section 13 of the Restor Industries, Inc. Outside Directors' Warrant Plan (the "Plan"), World Access, Inc., formerly known as Restor Industries, Inc. (the "Corporation"), does hereby amend the Plan as follows:

Section 15 of the Plan is hereby amended by deleting Section 15 of the Plan in its entirety and substituting the following in lieu thereof:

"15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of all Warrants that are issued and outstanding under the Plan at any one time."

Except as specifically amended hereby, all other terms and provisions of the Plan shall remain in full force and effect. If not otherwise defined herein, all capitalized terms contained in this Amendment shall have the meanings ascribed to them in the Plan.

IN WITNESS WHEREOF, pursuant to the authority granted to the undersigned by the Board of Directors of the Company, the Plan is hereby amended, effective as of this 23rd day of August, 1996.

                                     WORLD ACCESS, INC.
                                     (f/k/a Restor Industries, Inc.)


                                     /s/ Steven A. Odom
                                     ------------------
                                     Steven A. Odom, Chairman of the
                                     Board and Chief Executive Officer